• • • •

• • • • • • • • • • • • • • • • • •

• • • • •

• • Control Untreated Mutant Treated Mutant

• •

• • • • • • • • •

• • • ±

   

12 • • • • •

• • • • • • • • • • • • •

• • • • • • • • •   • •

±

• • 44%

✓ ✓ ✓ ✓ ✓ ✓ ✓

• • • • •

2 • • • •

• • • • • • • •

M e a n C h a n g e in T o ta l A tr o p h y A re a f ro m B a s el in e (m m 2 ) 84% 0.12 ± 0.36 0.73 ± 0.26

• • • • • • ± µm,

• • •

• • • • • • • • • • • • •

• • • •

ocugen™

Courageous Innovation

Dedicated to Bringing Game-Changing Gene & Cell Therapies and Vaccines to Market and Working Even Harder to Provide Access to Patients Globally

OCGN
February 2025



Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen's clinical programs, plans and timelines for the preclinical and clinical development of Ocugen's product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled "Risk Factors" in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We're Here to Make an Impact Through Courageous Innovation

Company Overview

Founded	2013
HQ & Manufacturing	Malvern, PA
Employees	~100
Ticker Symbol	OCGN
India Business Center	Hyderabad






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amazon
PayPal
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Nasdaq
ocugen

Our Values

- Respect
- Integrity
- Teamwork
- Accountability



ocugen

Through Courageous Innovation, We are Leveraging Our First-in-Class Platforms to Address Serious Unmet Medical Needs



Modifier Gene Therapy Platform

First-in-Class

- Therapeutic Focus: Inherited retinal diseases & larger blindness diseases with unmet need
- Differentiator: Master gene regulator; gene-agnostic approach
- Pipeline:
  - OCU400* Phase 3 liMeliGhT clinical trial (retinitis pigmentosa)
  - OCU410 Phase 2 ArMaDa clinical trial (geographic atrophy)
  - OCU410ST Phase 1/2 GARDian clinical trial (Stargardt)



Regenerative Cell Therapy Platform

First-in-Class

- Therapeutic Focus: Articular cartilage lesions
- Differentiator: 3D scaffold
- Pipeline:
  - NeoCart® (Ph3): articular cartilage defects in the knee



Inhalation Vaccines Platform

First-in-Class

- Therapeutic Focus: Flu and COVID-19
- Differentiator: Inhalation for improved durability and transmission control
- Pipeline:
  - OCU500 (IND cleared for Phase 1): COVID-19 vaccine
  - OCU510 (Preclin): flu quadrivalent
  - OCU520 (Preclin): COVID-19 + flu combo

- Received broad orphan drug designation and RMAT
- Single positive pivotal study enables US BLA and EMA MAA submission

Modifier Gene Therapy Platform

Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

ocugen

Traditional Gene Therapy is Highly Inefficient for Retinal Diseases



Red-green colour vision deficit Southern Blotting –structural re-arrangements
First Retinitis Pigmentosa gene (RHO) discovered - Linkage and Sanger sequencing of candidate gene
Human Genome sequence complete
Whole exome and whole genome sequencing gene discovery
Mapped
Identified
300
250
200
150
100
50
0
Jan-80
Jan-82
Jan-84
Jan-86
Jan-88
Jan-90
Jan-92
Jan-94
Jan-96
Jan-98
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Jan-16

Mapped and Identified Retinal Disease Genes 1980 - 2017

- **13,120 (65%)** of all human proteins expressed in retina
- **785** genes are highly specialized in the retina
- More than **250** mutations have been identified
- **100+** associated with retinitis pigmentosa (RP)
- **1** gene therapy for a single mutation is approved (2017)

<u>Traditional single therapy is not efficient for diseases with multiple mutations (i.e. RP)</u>

ocugen

OCU400: *NR2E3* Restores Expression of Key Retinal Transcription Factors

NR2E3 expression results in a "molecular reset"

- Restoration of molecular and cellular homeostasis
- Recruitment of transcription factors



A
rd1
Log2 fold change in gene expression
Nr2e3 Nrl Rora Thrb Nr1d1 Crx
B6 1M
rd1 P7 Untreated
rd1 1M treated
B
Rho-/-
B6 1M
Rho-/- 1M Untreated
Rho-/- 1M treated
C
RhoP23H
B6 1M
RhoP23H 1M Untreated
RhoP23H 1M treated
D
rd16
B6 1M
rd16 1M Untreated
rd16 1M treated
E
rd7
B6 1M
rd7 1M Untreated
rd7 1M treated
Control
Untreated Mutant
Treated Mutant

The Photoreceptor is Dependent on Cellular Homeostasis Regulated by Key Transcription Factors (TFs) such as *NR2E3* (OCU400)


OS
ONL
OPL
INL
GCL

Normal Photoreceptor


ONL
INL

RP Impact on the Photoreceptor

Untreated – RP (*Rho* mutation)

Treated –OCU400


OS
ONL
INL

Recovery after treatment with OCU400

- Immunolabeling of rod photoreceptors with anti-opsin (green) in normal human and in retinitis pigmentosa retinas[1]
- Rhodopsin (RHO) immunolabeling shows restored expression and homeostasis in photoreceptors of treated animals[2]

[1] Jones BW, Marc RE, Pfeiffer RL. Retinal Degeneration, Remodeling and Plasticity. 2016 Oct 28. In: Kolb H, Fernandez E, Nelson R, editors. Webvision: The Organization of the Retina and Visual System [Internet]. Salt Lake City (UT): University of Utah Health Sciences Center; 1995-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK482309/
[2] https://www.nature.com/articles/s41434-024-00440-6

OCU400 Modifier Gene Therapy – A Paradigm Shift in Gene Therapy

Prevalence of RP:

- Nearly 300,000 patients in the U.S., EU, & Canada
- ~1.6M patients globally

Currently approved treatment for RP:

- Luxturna® was FDA approved based on a mobility test and has achieved the following responder rate in Phase 3 (greater than or equal to 2 Lux levels):
  - 52.4% responder rate
- Based on the intent-to-treat (ITT) analysis of Ph 1/2, the OCU400 Phase 3 outcome is projected to be greater – across multiple mutations
  - 62.5% responder rate

OCU400 status/upcoming anticipated catalysts:

- Phase 3 clinical trial is on track to complete enrollment in 1H 2025
- Clinical updates including Phase 3 recruitment for RP
- On track to meet 1H 2026 Biologics License Application (BLA) and Marketing Authorization Application (MAA) filing targets



First Phase 3 gene therapy clinical trial to receive broad RP indication from **FDA**

Promising Long Term Follow-up in Subjects treated with OCU400

Durability of Visual Function (LLVA) – Long Term Follow-up

Multiple Mutations*
(N=10)



p = 0.003
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 2
Treated Eye
Untreated Eye

RHO(N=8)



p = 0.01
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 2
Treated Eye
Untreated Eye

- 100% (10/10) treated evaluable subjects showed improvement* or preservation in visual function compared to untreated eyes
- Treated eyes with multiple mutations demonstrated a statistically significant (p=0.003) improvement in visual function when compared to untreated eyes
  - Demonstrates gene-agnostic MOA

OCU400 demonstrated a durable and statistically significant (p=0.003) improvement in visual function (LLVA) in all evaluable treated subjects at 2 Yr when compared to untreated eyes

*Improvement: 2-line (10 Letters on ETDRS chart) ; Preservation: ±4 Letters on ETDRS chart
#ETDRS = Early Treatment Diabetic Retinopathy Study; Students t-test was used to determine significance, MOA: Mechanism of Action

ocugen

Summary of Safety and Efficacy of OCU400 at 2 Yr

- 100% (10/10) of treated evaluable subjects demonstrated improvement or preservation in visual function compared to untreated eyes at both one and two years
- 100% (10/10) of treated evaluable subjects demonstrated improvement or stabilization in mobility testing, which was only performed up to one year
- Improvement in visual function was statistically significant (*p=0.01*, treated *vs* untreated eyes), regardless of mutation at two years
- Favorable long-term safety and tolerability profile with no serious adverse events related to OCU400

Mobility Test (LDNA*) is Primary Endpoint for Phase 3

- Primary endpoint (Efficacy): Mobility test has been used for an approved product
- Alignment with FDA to demonstrate clinical efficacy (Responder ≥ 2 Lux level improvement)
  - Validated for RP patients
- Phase 1/2 results: More than 60% of the ITT patients from the Phase 1/2 clinical trial (*RHO* and *NR2E3*) meet the responder criteria

Dosing status	Approved Product Phase 3[1]	OCU400 Phase 1/2
Treated	11/21 (52.4%)	5/8 (62.5%)

- OCU400 Phase 3 provides > 95% power at 50% response rate (N = 150; 2:1 randomization)
- Target BLA/MAA filings 1H2026

*LDNA: Luminance Dependent Navigation Assessment is a sensitive and specific mobility test proprietary to Ocugen
[1] https://www.fda.gov/media/109906/download

OCU410: Addressing Shortcomings of Current Approaches

Prevalence of GA:

- ~2-3 million people in the U.S. & EU
- ~8M patients globally

Currently approved treatment for GA:

- Focused only on the complement system
- Requires frequent intravitreal injections (~6-12 doses per year)
- Structural effect only,
  - Limited effect of GA lesion growth rate
  - No improvement in visual acuity reported
- Safety Considerations
  - 12% of patients experienced nAMD when therapy is administered every month for two years (Syfovre®)

OCU410 status/upcoming anticipated catalysts

- Phase 2 trial is actively enrolling
  - Two treatment groups (medium & high dose) and a control group
- On track to complete Phase 1/2 dosing by early 2025
- 9- and 12-month data updates from Phase 1 clinical trial to be reported



There remains no approved treatment for GA in Europe

OCU410 Phase 1/2 Study : Design and Key Criteria

Patients with GA secondary to Dry AMD
Up to 63 subjects

Phase 1
Dose escalation

- Low Dose (n=3) ($2.5x 10^{10}$ vg/ml)
- Medium Dose (N=3) ($5x 10^{10}$ vg/ml)
- High Dose (N=3) ($1.5x 10^{11}$ vg/ml)

Phase 2
Dose expansion
1: 1: 1 design

- Medium dose (N=15)
- High Dose (MTD) (N=15)
- Control (N=15)

Primary Endpoints (Safety)	Secondary Endpoints	Exploratory Endpoints

• TEAEs
• TESAEs
• Severe TESAEs
• BCVA
• LLVA
• Slit-lamp biomicroscopy
• IOP
• Indirect ophthalmoscopy
	• Safety
	  • Humoral / cellular immune response
	  • Viral vector shedding
	  • Serum chemistry
	• Efficacy
	  • Change in GA lesion area (mm^2)
		• BCVA, LLVA
		• Slit-lamp biomicroscopy
		• IOP
		• Indirect ophthalmoscopy
		• FAF
		• Drusen volume (mm^3) measured by SD-OCT
		• Incidence of conversion to wet AMD
		• MAIA
		• NEI-VFQ25

Key Inclusion Criteria

- Age ≥50 years
- BCVA ≥21 letters ETDRS
- GA lesion requirements:
  - Total GA area ≥2.0 mm^2 and ≤ 20.5 mm^2; if multifocal, at least one lesion must be ≥1.25 mm^2 (0.5 DA)
  - GA lesion within foveal and perifoveal region
- Prior treatment with Izervay and Syforvre allowed after 3M washout period

Key Exclusion Criteria

- Previous treatment with gene or cell therapy
- GA due to causes other than AMD
- History or current evidence of wet AMD
- >6 diopters of myopia, axial length >26 mm, inability to fixate, uncontrolled glaucoma, advanced cataract, or other pathologies that render subject unsuitable
- History of wet AMD in the study eye

CNV in fellow eye is not exclusionary

ocugen

Cohorts used for current analysis

Preservation of Visual Function (LLVA) in Treated *vs* Untreated Eyes



Mean change in LLVA (ETDRS) from Baseline
5
0
-5
-10
-15
BL
3M*
6M
9M*
Treated Eye
Untreated Eye
Stabilization
Decrease from Baseline

Treated eyes demonstrate 2-line (10-letter*) gain in the visual acuity when compared to untreated fellow eyes

Treated eyes demonstrated improvement compared to untreated in visual function demonstrating treatment benefit

Stabilization : ±4 letters from Baseline; Improvement: ≥5 Letters from Baseline
Data points at 3M (N=9), 6M (N=7), 9M (N=2) ; Preservation = Visual acuity saved due to treatment
* Nearly 10 Letters (Early Treatment Diabetic Retinopathy Study scale) gain observed at M3 (N=9), M9 (N=2)

Substantial Slowing of GA Lesion Growth after Single Sub-Retinal Injection



Mean change from Baseline in GA lesion (mm²)
3
2
1
0
-1
Natural History Studies
Untreated Eye
Treated Eye
1.69±0.39
44%
0.95±0.45
Baseline
3M
6M
9M
Timeline

- 44% slower GA lesion growth in treated eye versus fellow eyes after single injection
- The slope of the untreated eye overlaps with natural history of the disease

GA: geographic atrophy; Data points at 3M (N=9), 6M (N=7), 9M (N=2)
GA growth rates per Natural History Studies obtained from Proxima A study

ocugen

OCU410 Treatment Preserves Retinal Tissue in GA Lesions


Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm²)
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.3
0.375
0.61
PEOM (9M)
PM (9M)
OCU410(9M)

Single sub-retinal injection of OCU410 at 9M is more effective when compared to PM and PEOM treatment

OCU410 treatment preserves more retinal tissue around the GA lesions of treated eyes at 9M compared to PM and PEOM

Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated.

Includes both foveal and subfoveal GA: geographic atrophy; PM=pegcetacoplan monthly; PEOM=pegcetacoplan every other month
Preservation = Amount to retinal tissue protected from atrophy due to treatment

OCU410 is Relatively Safe Compared to Approved Drugs for GA

	Competitor	OCU410
Endophthalmitis and Retinal Detachments	✓	-
Retinal Vasculitis and/or Retinal Vascular Occlusion	✓	-
Choroidal Neovascularization	✓	-
Intraocular Inflammation	✓	-
Optic ischemic neuropathy	✓	-
Treatment Emergent Serious Adverse Events	✓	-
Treatment Emergent Adverse Events considered severe	✓	-

Competitors: Available reported data from product inserts for approved drugs (avacincaptad (ACP) pegol and pegacetacoplan)
Preservation = Amount of retinal tissue protected from atrophy due to treatment

Conclusions

- OCU410 demonstrated a favorable safety and tolerability profile
  - No Serious Adverse Events (SAEs) or Adverse Events (AEs) deemed related to study drug or study procedure were reported including ischemic optic neuropathy, vasculitis, endophthalmitis, and choroidal neovascularization

- Treated eyes demonstrated 2-line (10-letters*) improvement in visual function compared to untreated eyes

- OCU410 treated eyes showed a **44% decrease** in lesion growth versus untreated fellow eyes in subjects followed up to 9M

- Single subretinal OCU410 treatment preserves more retinal tissue around GA lesions of treated eyes at 9M compared to published PM and PEOM anti-complement treatment supporting the OCU410 MOA to preserve RPE and neurosensory retina

PM=pegcetacoplan monthly; PEOM=pegcetacoplan every other month; MOA= mechanism of Action; Established in preclinical studies
Preservation = Amount of retinal tissue protected from atrophy due to treatment
*ETDRS Scale

OCU410ST: A Single-Injection Approach to Address Unmet Need

Prevalence of Stargardt disease:

- ~100,000 people in the U.S. and Europe

There is no FDA-approved treatment for Stargardt disease

OCU410ST status/upcoming anticipated catalysts:

- Data and Safety Monitoring Board (DSMB) approved enrollment for Phase 2 of the OCU410ST Phase 1/2 clinical trial
- 9- and 12-month data updates from Phase 1 clinical trial pending
- Ocugen plans to initiate a Phase 2 trial after alignment meeting with FDA in 2025



Received ODD & OMPD for *ABCA4*-Associated Retinopathies: Stargardt, Retinitis Pigmentosa 19 & Cone-rod Dystrophy 3

ocugen

Overall Safety – Phase 1 Trial

- OCU410ST demonstrated a favorable safety and tolerability profile
- No study drug or study procedure related SAEs (deemed related to study drug or study procedure) were reported including:
  - No development of exudation
  - No infectious endophthalmitis
  - No intraocular Inflammation
  - No anterior ischemic optic neuropathy (AION)
  - No vasculitis
- No adverse events of special interests (AESIs)

OCU410ST Ph1 Efficacy: Slower Atrophic Lesion Growth in Treated Eyes

OCU410ST, 6M (Low-dose, N=2, Med-dose, N=1)



Mean Change in Total Atrophy Area from Baseline (mm2)
0.8
0.6
0.4
0.2
0.0
Baseline
6M
0.73 ± 0.26
0.12 ± 0.36
84%
Treated Eye
Untreated Eye

84% slower atrophic lesion growth in treated eyes versus untreated fellow eyes at 6M

SEM: standard error of the mean; Two subject has no well demarcated area of atrophy on FAF
One subject with worsening cataract not use for efficacy

OCU410ST Stabilizes or Improves Retinal Structure and Visual Function

Parameters for Assessment	Low 1	Low 2	Low 3	Med 2	Med 3	Overall Measures
Atrophic lesion growth (mm^2) compared to untreated eyes	●	N.D	●	●	N.D	
Visual Function Improvement (BCVA)	-	-	●	●	●	3/5 (60%)
Total Retinal Thickness (Change from BL)	●	●	-	●	-	3/5 (60%)
Macular Volume (Change from BL)	●	●	-	●	●	4/5 (80%)

● Parameters showing improvement or preservation in the treated eye

- Structural Improvement
  - Atrophic lesions grew slower by 84% in treated eyes when compared to untreated eyes
  - 4/5 (80%) of treated eyes demonstrated preservation of macular volume
  - 3/5 (60) of treated eyes demonstrated preservation of retinal thickness
- Visual Function (BCVA)
  - 3/5 (60%) treated eyes demonstrated stabilization or improvement in visual function

Stabilization = ±4 letters from Baseline; Improvement: ≥5 Letters from Baseline; Preservation= Visual acuity saved due to treatment; Macular Volume (mm^3) is calculated over entire ETDRS Grid using an algorithm ; Central retinal thickness (μm, ILM to anterior border of RPE) measured at the umbo
N.D= cannot determine atrophy on spectral-domain OCT at baseline

Conclusions

- Demonstrated a favorable safety and durability profile. High dose is the Maximum Tolerated Dose.
- Demonstrated stabilization or improvement in visual function and retinal structure outcomes
- Aligning with FDA for Phase 2 clinical trial design

OCU200

Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

OCU200: Phase 1 Clinical Trial Targeting Diabetic Macular Edema (DME)

Novel biologics candidate for sight-threatening conditions

- A recombinant fusion protein of transferrin and tumstatin
- Potential to address diabetic macular edema (DME), diabetic retinopathy (DR), and wet AMD

High prevalence of DME, DR and wet AMD patients

- DME: 21M worldwide
- DR: 162M worldwide
- Wet AMD: 30M worldwide

Limited treatment options available for DME

- Current therapies target only one pathway, either angiogenesis or inflammation
- Approximately 30 to 40% of DME patients are refractive to current anti-VEGF therapies

OCU200 potentially addresses shortcomings of current treatments

- OCU200 targets the underlying disease mechanisms through the integrin pathway and holds promise to provide benefit to all DME patients, including non-responders to currently approved therapy

OCU200 Phase 1 clinical trial:

- Initially targeting DME
  - Initiated patient dosing
- Multicenter, open-label, dose-ranging study to assess drug safety and efficacy via intravitreal injection in three cohorts: low dose (0.025 mg), medium dose (0.05 mg), and high dose (0.1 mg)
  - Subjects will receive a total of two intravitreal injections, with the second injection a few weeks after the first one
  - Patient follow-up will take place up to three months after the last injection


Normal eye
Retina
Macula
Diabetic macular edema
Macular edema

DME: bulges protrude from the blood vessels, leading to leakage of fluid and blood into the retina; leakage results in swelling (or "edema"), promoting vision loss

Near-Term Targeted Milestones

- Complete OCU400 Phase 3 recruitment and continue to monitor patients to ensure BLA/MAA filings are complete in 1H 2026
- Complete OCU410 Phase 2 recruitment and continue to provide safety and efficacy updates—including Phase 1 patients up to 1 year
- Continue to provide OCU410ST safety and efficacy updates—Phase 1 patients up to 1 year—and initiate Phase 2 after alignment with FDA in early 2025
- Complete OCU200 Phase 1 clinical trial by the end of 2025. Provide preliminary safety and efficacy data.

ocugen

Ocugen™ Vision

Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through **Courageous Innovation**

